VESSELS AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2019	2,706,794	(366,041)	2,340,753
Additions	30,351	—	30,351
Depreciation	—	(46,685)	(46,685)
Balance at June 30, 2020	2,737,145	(412,726)	2,324,419
At June 30, 2020, we owned three Newcastlemaxes, 35 Capesizes, 27 Panamaxes and two Ultramaxes (At December 31, 2019: three Newcastlemaxes, 35 Capesizes, 27 Panamaxes and two Ultramaxes).

In the six months ended June 30, 2020, we capitalized an aggregate of $30.4 million in costs for completed installations of scrubbers.
Total depreciation expense for vessels and equipment was $46.7 million for the six months ended June 30, 2020. In addition, we depreciated $9.4 million of our finance leased assets during the six months ended June 30, 2020.